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                                                                   Exhibit 10.57

                                 AMENDMENT NO. 1
                                       TO
                         SENIOR SECURED CREDIT AGREEMENT

     This Amendment No. 1 to Senior Secured Credit Agreement dated as of
June 28, 2002 (the "Amendment"), is entered into by and among DoveBid, Inc., a Delaware corporation (the "Borrower") and Comerica Bank - California, a California banking corporation (the "Bank"). Capitalized terms used herein without definition shall have the same meanings herein as given to them in the Credit Agreement (as hereinafter defined).

                                     Recital

     A. The Borrower and the Bank have entered into that certain Senior Secured Credit Agreement dated as of March 29, 2002, (as the same may be amended, modified, supplemented or restated hereafter from time to time, the "Credit Agreement"), by and between the Borrower and the Bank pursuant to which the Bank has agreed to extend and make available to the Borrower certain advances of money upon the terms and conditions set forth in the Credit Agreement, the Notes, and the other Loan Documents.

     B. The Borrower and the Bank desire to amend certain provisions of the Credit Agreement, as more fully set forth herein.

     C. Subject to the representations and warranties of the Borrower and upon the terms and conditions set forth in this Amendment, the Bank is willing to so amend the Credit Agreement.

                                    Agreement

     Now, Therefore, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto represent, warrant and agree as follows:

SECTION 1. Amendment. The Credit Agreement is hereby amended as follows:

     1.1   Section 7.7 - Maintain Minimum Effective Tangible Net Worth. Section
7.7 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

           "Maintain Minimum Effective Tangible Net Worth. Maintain, at all times, a minimum Effective Tangible Net Worth of not less than Eleven Million Dollars ($11,000,000) through June 30, 2003 and not less than Seventeen Million Dollars ($17,000,000) thereafter."

SECTION 2. Limitations on Amendment.

     2.1 The amendments set forth in Section 1, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document or (b) otherwise prejudice any right or remedy which the Bank may now have or may have in the future under or in connection with any Loan Document.

                                       1.

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     2.2   This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein waived or amended, are hereby ratified and confirmed and shall remain in full force and effect.

SECTION 3. Reaffirmation. The Borrower hereby reaffirms its obligations under each Loan Document to which it is a party.

SECTION 4. Governing Law. This Amendment shall be governed by and shall be construed and enforced in accordance with the laws of the State of California.

SECTION 5. Claims, Counterclaims, Defenses, Rights of Set-Off. The Borrower hereby represents and warrants to the Bank that it has no knowledge of any facts what would support a claim, counterclaim, defense or right of set-off.

SECTION 6. Counterparts. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.

     In Witness Whereof, the parties hereto have caused this Amendment to be executed as of the date first written above.

Borrower                              Dovebid, Inc.
                                      a Delaware corporation

                                      By: ______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________



Bank                                  Comerica Bank - California

                                      By: ______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

                                       2.